Exhibit 99.4
IN THE UNITED STATES DISTRICT COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

SECURITIES AND EXCHANGE COMMISSION,	§
§
Plaintiff,	§	Civil Action No.:
§
vs.	§
§
WILLBROS GROUP, INC.,	§
JASON STEPH,	§
GERALD JANSEN,	§
LLOYD BIGGERS,	§
CARLOS GALVEZ,	§
§
Defendants.	§
AGREED JUDGMENT AS TO DEFENDANT WILLBROS GROUP, INC.
SEC v. Willbros Group, et. al.
Agreed Judgment as to Defendant Willbros Group, Inc.

AGREED FINAL JUDGMENT AS TO DEFENDANT WILLBROS GROUP, INC.
     The Securities and Exchange Commission, having filed a Complaint, and Defendant Willbros Group, Inc. (“Defendant”) having entered a general appearance; consented to this Court’s jurisdiction over Defendant and the subject matter of this action, consented to entry of this Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Judgment:
I.
     IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant’s agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 30A of the Securities Exchange Act of 1934 (“Exchange Act”) [15 U.S.C. § 78dd-1], which prohibits any issuer which has a class of securities registered pursuant to Section 12 of the Exchange Act [15 U.S.C. § 78] or which is required to file reports under Section 15(d) of the Exchange Act [15 U.S.C. § 78dd)], or for any officer, director, employee, or agent of such issuer or any stockholder thereof acting on behalf of such issuer, from making use of the mails or any means or instrumentality of interstate commerce corruptly, or by corruptly doing any act outside the United States, in furtherance of an offer, payment, promise to pay, or authorization of the payment of any money, or offer, gift, promise to give, or authorization of the giving of anything of value to:
     (1) any foreign official for purposes of
(a) influencing any act or decision of such foreign official in his official capacity, (ii) inducing such foreign official to do or omit to do any act in violation of the lawful duty of such official, or (iii) securing any improper advantage; or
(b) inducing such foreign official to use his influence with a foreign government or instrumentality thereof to affect or influence any act or decision of such
Agreed Final Judgment as to Willbros Group, Inc.

government or instrumentality,
in order to assist such issuer in obtaining or retaining business for or with, or directing business to, any person;
(2) any foreign political party or official thereof or any candidate for foreign political office for purposes of:
(a) (i) influencing any act or decision of such party, official, or candidate in its or in his official capacity, (ii) inducing such party, official, or candidate to do or omit to do an act in violation of the lawful duty of such party, official, or candidate, or (iii) securing any improper advantage; or
(b) inducing such party, official, or candidate to use its or his influence with a foreign government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality;
in order to assist such issuer in obtaining or retaining business for or with, or directing business to, any person; or
(3) any person, while knowing that all or a portion of such money or thing of value will be offered, given, or promised, directly or indirectly, to any foreign official, to any foreign political party or official thereof, or to any candidate for foreign political office for purposes of:
(a) (i) influencing any act or decision of such foreign official, political party, party official, or candidate in his or its official capacity, (ii) inducing such foreign official, political party, party official, or candidate to do or omit to do any act in violation of the lawful duty of such foreign official, political party, party official, or candidate, or (iii) securing any improper advantage; or
(b) inducing such foreign official, political party, party official, or candidate to use his or its influence with a foreign government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality, in order to assist such issuer in obtaining or retaining business for or with, or directing business to, any person.
II.
IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and
Agreed Final Judgment as to Willbros Group, Inc.

its agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 17(a) of the Securities Act [15 U.S.C. § 77q(a)] in the offer or sale of any security by the use of any means or instruments of transportation or communication in interstate commerce or by use of the mails, directly or indirectly:
(a) to employ any device, scheme, or artifice to defraud;
(b) to obtain money or property by means of any untrue statement of a material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or
(c) to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.
III.
     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and its agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) [15 U. S.C. § 78j (b)] and Rule 10b-5 promulgated thereunder [17 C.F.R. § 240.10b-5], by using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale of any security:
(a) to employ any device, scheme, or artifice to defraud;
(b) to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or
(c) to engage in any act, practice, or course of business which operates or would operate
Agreed Final Judgment as to Willbros Group, Inc.

     as a fraud or deceit upon any person.
IV.
     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and its agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Judgment by personal service or otherwise are permanently restrained and enjoined from filing with the Commission any periodic report pursuant to Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and Rules 13a-l, 13a-13 and 12b-20 promulgated thereunder [17 C.F.R. §§ 240.13a-l, 240.13a-13, and 240.12b-20], which contains any untrue statement of material fact, or which omits to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or which fails to comply in any material respect with the requirements of Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and the rules and regulations thereunder.
V.
     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and its agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 13(b)(2)(A) of the Exchange Act [15 U.S.C. § 78m(b)(2)(A)] by failing to make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the issuer.
VI.
     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant’s agents, servants, employees, attorneys, and all persons in active concert or participation
Agreed Final Judgment as to Willbros Group, Inc.

with them who receive actual notice of this Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 13(b)(2)(B) of the Exchange Act [15 U.S.C. § 78m(b)(2)(B)] by failing to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that:
(a) transactions are executed in accordance with management’s general or specific authorization;
(b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and (ii) to maintain accountability for assets;
(c) access to assets is permitted only in accordance with management’s general or specific authorization; and
(d) the recorded accountability tor assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
VII.
     IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant is liable for disgorgement of $8.9 million, representing profits gained as a result of the conduct alleged in the Complaint, together with prejudgment interest thereon in the amount of $1.4 million. Defendant shall satisfy this obligation by paying $10.3 million according the following schedule: $2.575 million within 10 days of the entry of the Final Judgment; $2.575 million, plus post-judgment interest at the statutory rate pursuant to 28 U.S.C. § 1961, within one year of entry of the Final Judgment; $2.575 million, plus post-judgment interest at the statutory rate pursuant to 28 U.S.C. § 1961, within two years of entry of the Final Judgment; and $2.575 million, plus post-judgment interest at the statutory rate pursuant to 28 U.S.C. § 1961, within three years of entry of the Final Judgment. Each payment shall be made by certified check, bank cashier’s check, or United States postal money order payable to the Securities and Exchange Commission. The payment shall be delivered or mailed to: the Office of Financial Management, Securities and Exchange Commission, Operations Center, 6432 General Green Way, Mail Stop 0-3, Alexandria, Virginia
Agreed Final Judgment as to Willbros Group, Inc.
Pages 5

22312, and shall be accompanied by a letter identifying Willbros Group, Inc. as a defendant in this action; setting forth the title and civil action number of this action and the name of this Court; and specifying that payment is made pursuant to this Final Judgment. Defendant shall pay post-judgment interest on any delinquent amounts pursuant to 28 USC § 1961. The Commission shall remit the funds paid pursuant to this paragraph to the United States Treasury.
     If Defendant fails to make any payment by the date agreed and/or in the amount agreed according to the schedule set forth above, all outstanding payments under this Final Judgment, including post-judgment interest, minus any payments made, shall become due and payable immediately without further application to the Court.
VIII.
     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the Consent of Defendant Willbros Group, Inc. is incorporated herein with the same force and effect as if fully set forth herein, and that Defendant shall comply with all of the undertakings and agreements set forth therein.
IX.
     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms of this Judgment.
Agreed Final Judgment as to Willbros Group, Inc.

X.
     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, there being no just cause for delay, the Clerk of the Court is hereby directed, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, to enter this Final Judgment forthwith.
Dated:                     , ___

UNITED STATES DISTRICT JUDGE
Agreed Final Judgment as to Willbros Group, Inc.

Approved as to form:

/s/ William Baker III
William Baker III Latham & Watkins LLP
555 Eleventh Street, NW Suite 1000 Washington, DC 20004-1304
ATTORNEY FOR DEFENDANT

/s/ Harold R. Loftin, Jr.
Harold R. Loftin, Jr.
Southern District Bar No. 16867 Texas Bar No. 12487090 (Attorney-in-Charge)
SECURITIES AND EXCHANGE COMMISSION
Fort Worth Regional Office
Burnett Plaza, Suite 1900 801 Cherry Street, Unit #18
Fort Worth, TX 76102-6882
ATTORNEY FOR PLAINTIFF
Agreed Final Judgment as to Willbros Group, Inc.